SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report:  March 14, 1997

                            SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                          IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                        Telephone Number (210) 821-4105



Item 7.  Financial Statements and Exhibits
SBC Communications Inc. (SBC) hereby incorporates by reference herein Pacific Telesis Group's (PAC) Current Report on Form 8-K dated March 13, 1997 as filed with the Securities and Exchange Commission (File No. 1-8609). SBC also presents herein unaudited pro forma combined condensed financial statements of SBC and PAC to reflect the proposed business combination of SBC and PAC as of and for the year ended December 31, 1996.

(a)UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS OF SBC COMMUNICATIONS INC. AND PACIFIC TELESIS GROUP

   The following unaudited pro forma combined condensed financial statements and notes thereto are presented assuming the merger will be accounted for as a "pooling of interests." Under this method of accounting, SBC will restate its consolidated financial statements to include the assets, liabilities, shareowners' equity and results of operations of PAC.

   The following unaudited pro forma combined condensed financial statements have been prepared using an assumed exchange ratio of 0.733. The actual exchange ratio is subject to change under the terms of the merger agreement.

   The unaudited pro forma combined condensed income statement reflects the combination of the historical operating results of SBC and PAC for the year ended December 31, 1996. The unaudited pro forma combined condensed balance sheet reflects the combination of the historical balance sheets of SBC and PAC at December 31, 1996. The information set forth in the pro forma financial statements below should be read in conjunction with the annual financial statements and notes thereto and other information included in
   (a) SBC's 1996 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1996, and (b) PAC's Current Report on Form 8-K dated March 13, 1997. The unaudited pro forma combined condensed income statement and balance sheet for 1995 were included in SBC's registration statement on Form S-4, dated June 3, 1996 (File
   No. 333-02587).

   The unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the merger been consummated on the dates indicated or that may be obtained in the future.

                       SBC COMMUNICATIONS INC. AND PACIFIC TELESIS GROUP
                     Unaudited Pro Forma Combined Condensed Balance Sheet
                                    As of December 31, 1996
                                                Historical                     Pro Forma
                                               SBC             PAC      Adjustments     Combined
                                                              (in millions)
Assets
Current Assets
Cash and cash equivalents                  $    242        $      72   $    -         $     314
Accounts receivable - net                     2,575            1,982        -             4,557
Other current assets                          1,095              593       (79) 2a        1,609
Total current assets                          3,912            2,647       (79)           6,480
Property, Plant and Equipment - Net          14,007           12,073        -            26,080
Intangible Assets - Net                       2,485            1,108        -             3,593
Other Assets                                  3,045              780      (379) 2a        3,446
Total Assets                               $ 23,449        $  16,608   $  (458)       $  39,599

Liabilities and Shareowners' Equity
Current Liabilities
Debt maturing within one year              $  1,722        $     613   $    -         $    2,335
Other current liabilities                     4,098            2,914       (79) 2a         6,933
Total current liabilities                     5,820            3,527       (79)            9,268
Long-term debt                                5,505            5,424        -             10,929
Postemployment benefit obligation             2,720            2,417        -              5,137
Other noncurrent liabilities                  2,569            1,467      (379) 2a         3,657

Corporation-obligated mandatorily redeemable
  preferred securities of subsidiary trusts*   -               1,000        -              1,000

Shareowners' Equity
Common shares                                    620              43       271  2b           934
Capital in excess of par value                 6,322           3,501      (432) 2b         9,391
Retained earnings (deficit)                    1,739            (479)       -              1,260
Guaranteed obligations of ESOPs                 (229)            -          -               (229)
Deferred compensation-LESOP trust               -               (131)       -               (131)
Foreign currency translation adjustment         (633)            -          -               (633)
Treasury shares                                 (984)           (161)      161 2b           (984)
Total shareowners' equity                      6,835           2,773        -              9,608
Total Liabilities and Shareowners' Equity  $  23,449       $  16,608    $ (458)        $  39,599

*  The trusts contain assets of $1,030 million in principal amount of the Subordinated Debentures of PAC.

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

                        SBC COMMUNICATIONS INC. AND PACIFIC TELESIS GROUP
                   Unaudited Pro Forma Combined Condensed Statement of Income
                              For the Year Ended December 31, 1996

                                                   Historical                     Pro Forma
                                              SBC              PAC     Adjustments  Combined
                                                  (in millions, except per share amounts)
Total operating revenues                   $  13,898       $    9,588              $ 23,486
Total operating expenses                      10,342            7,390                17,732
Operating Income                               3,556            2,198                 5,754
Interest expense                                 472              341                   813
Other income (expense) - net                     183             (59)                   124
Income Before Income Taxes and
  Cumulative Effect of Accounting Change       3,267            1,798                 5,065
Income Taxes                                   1,166              741                 1,907
Income Before Cumulative Effect of
  Accounting Change                            2,101            1,057                 3,158
Cumulative Effect of Accounting
  Change, net of tax                               -               85                    85
Net Income                                 $   2,101       $    1,142               $ 3,243

Earnings Per Common Share:
Income Before Cumulative Effect of
  Accounting Change                        $    3.46       $     2.47               $  3.43
Cumulative Effect of Accounting Change             -             0.20                  0.09
Net Income                                 $    3.46       $     2.67               $  3.52
Weighted Average Number of Common
  Shares Outstanding                             607              428    (114) 2c       921

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

               SBC COMMUNICATIONS INC. AND PACIFIC TELESIS GROUP
                         NOTES TO UNAUDITED PRO FORMA
                    COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The accompanying unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and do not give effect to any cost savings which may result from the integration of SBC's and PAC's operations. Additionally, the unaudited pro forma combined condensed financial statements do not include any future transaction costs relating to the merger (which are estimated to be approximately $50 million), nor do they consider any reorganization or regulatory costs that might occur as a result of the merger. (See SBC's Annual Report on Form 10-K for 1996 for further discussion of the merger and regulatory approval costs). Differences in accounting policies for, among other items, pensions, postretirement benefits, sales commissions or merger transaction costs and certain deferred tax adjustments resulting from the merger do not have a material effect on either the pro forma financial position or pro forma results of operations. These differences will be conformed retroactively and have not been reflected in the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed balance sheet reflects the merger as if it had occurred on December 31, 1996. The unaudited pro forma combined condensed statement of income reflects the merger as if it had been in effect on January 1, 1996.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would have occurred had the merger been consummated on the dates indicated or that may be obtained in the future. These unaudited pro forma combined condensed financial statements should be read in conjunction with the related historical financial statements and notes thereto included in (a) SBC's 1996 Annual Report to Shareowners, which is incorporated by reference into SBC's Annual Report on Form 10-K for 1996, and (b) PAC's Current Report on Form 8-K dated March 13, 1997.

Note 2 - Pro Forma Adjustments

  a. Deferred income taxes - Deferred income taxes were reclassified to present a net asset or liability for both current and non-current amounts.

  b. Shareowners' Equity - The shareowners' equity accounts of PAC have been adjusted to reflect the assumed issuance of approximately 314 million shares of SBC Common Stock in exchange for all of the issued and outstanding PAC Common Stock (assuming an Exchange Ratio of 0.733 of a share of SBC Common Stock for each share of PAC Common Stock; the exchange ratio is subject to change under the terms of the merger agreement). The actual number of shares of SBC Common Stock to be issued in connection with the merger will be based upon the number of shares of PAC Common stock issued and outstanding immediately prior to the consummation of the merger and the exchange ratio determined as of the effective date of the merger.


  c. Earnings per Common Share - Pro forma combined earnings per common share information for the year ended December 31, 1996 is based on the combined weighted average shares outstanding for the year ended December 31, 1996 after conversion of PAC's weighted average shares outstanding at a ratio of
     0.733 shares of SBC Common Stock for each share of PAC Common Stock. The actual ratio is subject to change under the terms of the merger agreement.

  d. Intercompany transactions - There are no significant intercompany transactions between SBC and PAC.


Note 3 - Federal Income Tax Consequences of the Merger

The unaudited pro forma combined condensed financial statements assume that the merger qualifies as a tax-free reorganization for federal income tax purposes.

(b) Exhibits

    Exhibit 23 Consent of Coopers & Lybrand L.L.P.

    Exhibit 99 Pacific Telesis Group's Current Report on Form 8-K dated
               March 13, 1997 (File No. 1-8609) is incorporated herein by reference.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SBC Communications Inc.

                                        /s/ Donald E. Kiernan

                                        Donald E. Kiernan
                                        Senior Vice President, Treasurer
                                          and Chief Financial Officer



March 14, 1997